UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 10, 2008
FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308

(Address of principal executive offices)	(Zip Code)
(330) 996-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-10.1
EX-10.2
EX-10.3

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On December 10, 2008, FirstMerit Corporation (the “Company”) adopted the FirstMerit Corporation 2008 Excess Benefit Plan (the “2008 Excess Plan”), in order to provide supplemental retirement benefits to certain executive officers that are not able to be provided under The FirstMerit Corporation and Affiliates Employees’ Salary Savings Retirement Plan (the “Qualified Plan”) as a result of limitations imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, on December 16, 2008, the Company adopted certain amendments to the Amended and Restated FirstMerit Corporation Director Deferred Compensation Plan (the “Director Deferred Plan”) and the Amended and Restated FirstMerit Corporation Executive Deferred Compensation Plan (the “Executive Deferred Plan”) (collectively, the “Deferred Plans”), in order to ensure that the Deferred Plans comply with Section 409A of the Code and the final Treasury Department rules promulgated thereunder. Moreover, certain amendments were made to the Deferred Plans in order to diversify the investment options available to participants in the Deferred Plans and to increase the number of shares of the Company’s common stock, without par value (the “Common Shares”) available for issuance under the Deferred Plans. The material terms of the 2008 Excess Plan and the material amendments to the Deferred Plans are discussed below, which discussion is qualified in its entirety by reference to the complete texts of the 2008 Excess Plan, the Director Deferred Plan and the Executive Deferred Plan, each of which is attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.
2008 Excess Plan
•	Eligible Participants. The 2008 Excess Plan is an unfunded arrangement designed for a select group of management and highly compensated employees, as determined by the Compensation Committee in its sole discretion. Eligible employees become participants under the 2008 Excess Plan in the first plan year (a “Plan Year”) during which the eligible employee is a participant in the Qualified Plan and the eligible employee’s benefits under the Qualified Plan are affected by the limitations set forth in Section 401(a)(17) of the Code.

•	Company Contributions. Pursuant to the 2008 Excess Plan, the Company will maintain an account for each participant. With respect to each Plan Year, the Company will make a deemed contribution to each participant’s account in an amount equal to the excess, if any, of: (a) the maximum matching contribution which could have been credited to an account for the participant’s benefit for the Plan Year under the Qualified Plan if the limitations under Section 401(a)(17) of the Code were not applied; minus (b) the actual matching contributions which was credited to an account for the participant’s benefit for such Plan Year under the Qualified Plan (such amount, a “Supplemental Matching Contribution”). In addition, the Company reserves the right to issue discretionary contributions to the account of one or more participants as may be determined by the Company’s Board of Directors (such amount, a “Discretionary Contribution”).

•	Vesting. A participant will be vested in all Supplemental Matching Contributions and all Discretionary Contributions in the same percentage as the participant is vested in matching contribution under the Qualified Plan. A participant will become 100% vested upon the earliest to occur of: (1) a determination that the participant is Disabled prior to the participant’s Separation from Service; (2) the participant’s Separation from Service due to his or her death; or (3) the participant’s Separation from Service by the Company without Cause or by the participant for Good Reason, in each case, within two years following a Change in Control (as such terms are defined in the 2008 Excess Plan). Any amounts credited to a participant’s account that are not vested at the time of a participant’s Separation from Service will be forfeited.

•	Distributions. Except as otherwise provided, a participant in the 2008 Excess Plan will receive a distribution in cash equal to the value of the vested portion of their account within 90 days following their Separation from Service with the Company. Under the 2008 Excess Plan, each participant may elect to receive their vested distributions either in a single lump sum payment or in ten equal annual installments.

•	Separation from Service for Cause. Notwithstanding anything in the 2008 Excess Plan to the contrary, if a participant incurs a Separation from Service by the Company for Cause, all amounts credited to the participant’s account (whether or not vested) will be forfeited as of the date of such Separation from Service.

•	Non-Competition and Clawback. Under the terms of the 2008 Excess Plan, participants agree not to compete with the Company for a period of three years following their Separation from Service with the Company. In addition, each participant agrees that in the event of a violation of such non-competition provision, such participant may be required to repay the Company an amount equal to all distributions received by the participant and to forfeit any amounts credited to their account.

•	Section 409A Compliance. It is the intention of the Company that the 2008 Excess Plan comply with Section 409A of the Code and that the 2008 Excess Plan will be interpreted, administered and operated accordingly.
Material Amendments to the Deferred Plans
•	Deferral Investment Options. The Deferred Plans have been expanded to provide participants with the option to invest deferred funds in a variety of investments vehicles, including certain investment fund indices available to participants in the Qualified Plan.

•	Increased Shares. The Deferred Plans have been modified to increase the number of Common Shares available for issuance under both the Director Deferred Plan and Executive Deferred Plan to 750,000 shares.

•	Section 409A Compliance. Numerous other provisions of the Deferred Plans have been adopted or modified in order to meet the compliance criteria of Section 409A of the Code.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Exhibit
Number	Description

10.1	FirstMerit Corporation 2008 Excess Benefit Plan

10.2	Amended and Restated FirstMerit Corporation Director Deferred Compensation Plan

10.3	Amended and Restated FirstMerit Corporation Executive Deferred Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
By:	/s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and Chief Financial Officer

Date: December 16, 2008